[Execution Version]
AMENDMENT NO. 1 dated as of May 3, 2023 (this “Amendment”), to the Revolving Credit Agreement dated as of August 5, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Revolving Credit Agreement”), among CBRE SERVICES, INC., a Delaware corporation (the “Borrower”), CBRE GROUP, INC., a Delaware corporation, the Lenders from time to time party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity “Wells Fargo” or the “Administrative Agent”) for the Lenders.
A.The Borrower has requested that the Revolving Credit Agreement be amended to replace the Sustainability Table set forth therein as Schedule 1.1(d).
B.The Borrower, the Administrative Agent and the Required Lenders have agreed to amend the Revolving Credit Agreement as provided for herein (the Revolving Credit Agreement, as so amended, being referred to herein as the “Amended Revolving Credit Agreement”), effective as of the Effective Date (as defined below).

Accordingly, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Terms Generally. The rules of construction set forth in Section 1.2 of the Revolving Credit Agreement shall apply mutatis mutandis to this Amendment. This Amendment shall be a “Loan Document” for all purposes of the Amended Revolving Credit Agreement and the other Loan Documents. Capitalized terms used but not defined herein have the meanings assigned thereto in the Revolving Credit Agreement.
SECTION 2.Amendments to the Revolving Credit Agreement.
(a)Schedule 1.1(d) of the Revolving Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 1.1(d) hereto.
SECTION 3.Representations and Warranties of the Borrower. To induce the Administrative Agent and the Required Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Required Lenders that:
(a)This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against such Person in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
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(b)On and as of the date hereof, each of the representations and warranties made by the Borrower in Article VII of the Amended Revolving Credit Agreement is true and correct in all material respects with the same effect as though made on and as of the date hereof, except (i) to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date and (ii) to the extent such representations and warranties are already qualified as to materiality, such representations and warranties are true and correct in all respects.
(c)On and as of the date hereof, no Event of Default or Default has occurred and is continuing.
SECTION 4.Conditions Precedent to Effectiveness. This Amendment shall become effective on and as of the date hereof (the “Effective Date”), but only if, on or prior to such date, the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) the Administrative Agent and (iii) the Lenders that constitute the Required Lenders.
SECTION 5.Effect of this Amendment.
(a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of each of the Administrative Agent, the Lenders or the Issuing Lenders under the Revolving Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Revolving Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Revolving Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Revolving Credit Agreement specifically referred to herein. After the Effective Date, any reference to the Revolving Credit Agreement shall mean the Amended Revolving Credit Agreement.
SECTION 6.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be effective as delivery of a manually executed counterpart hereof. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

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SECTION 7.Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The provisions of Sections 12.6 (Waiver Of Jury Trial) and 12.5 (Governing Law; Jurisdiction, Etc.) of the Revolving Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.
SECTION 8.Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

CBRE SERVICES, INC., as Borrower

by

/s/ Emma Giamartino
    Name: Emma E. Giamartino
Title: Chief Financial Officer

[Signature Page to CBRE Amendment No. 1]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

by

/s/ Brian Gilstrap
    Name: Brian Gilstrap
Title: Director

[Signature Page to CBRE Amendment No. 1]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender

by

/s/ Cynthia Dioquino
    Name: Cynthia Dioquino
Title: Director

[Signature Page to CBRE Amendment No. 1]

COMERICA BANK, as a Lender

by

/s/ John Smithson
    Name: John Smithson
Title: Vice President

[Signature Page to CBRE Amendment No. 1]

GOLDMAN SACHS BANK USA,
as a Lender

by

/s/ Keshia Leday
    Name: Keshia Leday
Title: Authorized Signatory

[Signature Page to CBRE Amendment No. 1]

National Westminster Bank plc, as a Lender

by

/s/ Jonathan Eady
    Name: Jonathan Eady
Title: Director

[Signature Page to CBRE Amendment No. 1]

Capital One, N.A., as a Lender

by

/s/ Paul Reutemann
    Name: Paul Reutemann
Title: Duly Authorized Signatory

[Signature Page to CBRE Amendment No. 1]

Bank of China, Los Angeles Branch, as a Lender

by

/s/ Jason Fu
    Name: Jason Fu
Title: SVP

[Signature Page to CBRE Amendment No. 1]

THE BANK OF NOVA SCOTIA, as a Lender

by

/s/ Robb Gass
    Name: Robb Gass
Title: Managing Director

[Signature Page to CBRE Amendment No. 1]

U.S. Bank National Association, as a Lender

by

/s/ Ken Gorski
    Name: Ken Gorski
Title: Vice President

[Signature Page to CBRE Amendment No. 1]

Citibank, N.A., as a Lender

by

/s/ James Oleskewicz
    Name: James Oleskewicz
Title: Vice President

[Signature Page to CBRE Amendment No. 1]

ING Bank N.V., Dublin Branch, as a
Lender

by

/s/ Sean Hassett
    Name: Sean Hassett
Title: Director

by

/s/ Cormac Langford
    Name: Cormac Langford
Title: Director

[Signature Page to CBRE Amendment No. 1]

BARCLAYS BANK PLC, as a Lender

by

/s/ Timothy Salmon
    Name: Timothy Salmon
Title: Director
    Executed in NY

[Signature Page to CBRE Amendment No. 1]

HSBC Bank USA, National Association, as a Lender

by

/s/ Matthew Guarnaccia
    Name: Matthew Guarnaccia
Title: Senior Vice President
    #23439

[Signature Page to CBRE Amendment No. 1]

MORGAN STANLEY BANK, N.A., as a Lender

by

/s/ Yong Sim 5/2/2023
    Name: Yong Sim
Title: Authorized Signatory

[Signature Page to CBRE Amendment No. 1]

PNC Bank, National Association, as a Lender

by

/s/ Amanda L. Nelson
    Name: Amanda L. Nelson
Title: Senior Vice President

[Signature Page to CBRE Amendment No. 1]

Bank of America, N.A., as a Lender

by

/s/ Suzanne E. Pickett
    Name: Suzanne E. Pickett
Title: Senior Vice President

[Signature Page to CBRE Amendment No. 1]

STANDARD CHARTERED BANK, as a Lender

by

/s/ Kristopher Tracy
    Name: Kristopher Tracy
Title: Director, Financing Solutions

[Signature Page to CBRE Amendment No. 1]

JPMorgan Chase Bank, N.A., as a Lender

by

/s/ Delia Rodillas
    Name: Delia Rodillas
Title: Vice President

[Signature Page to CBRE Amendment No. 1]

Schedule 1.1(d) – Sustainability Table

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